================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        FEBRUARY 2, 2005
                                                 -------------------------------



                             SALON MEDIA GROUP, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                   0-26395                   94-3228750
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)             IDENTIFICATION NO.)


              22 FOURTH STREET, 11TH FLOOR, SAN FRANCISCO, CA 94103
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (415) 645-9200
                                                    ----------------------------



--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[_] WRITTEN COMMUNICATION PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[_] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Securities Purchase Agreement dated as of June 4, 2004 (the "Purchase Agreement"), as amended on September 30, 2004, was amended by a majority of the Purchasers and Salon Media Group, Inc. ("Salon" or "the Company") on February 2, 2005. The amendment included restating Schedule A to reflect the issuance of 209 shares of Series D-2 preferred stock and warrants to purchase 341,999 shares of Salon's common stock to two investors for which Salon received $250,800 in cash. The two investors were William Hambrecht, the father of Elizabeth Hambrecht, Salon's President, Chief Financial Officer and Secretary, and HAMCO Capital Corporation, an entity that William Hambrecht and Elizabeth Hambrecht have an ownership interest therein.

The Purchasers who amended the Purchase Agreement included John Warnock, a Director of Salon, William Hambrecht, the father of Elizabeth Hambrecht, Salon's President, Chief Financial Officer and Secretary, and HAMCO Capital Corporation, an entity that William Hambrecht and Elizabeth Hambrecht have an ownership interest therein.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

The Purchase Agreement, as amended, facilitated the issuance of 209 shares of Series D-2 preferred stock at $1,200 per share and the issuance of a warrant to purchase 341,999 shares of Salon's common stock at an exercise price of $0.161 per share. The funds received will be used for working capital and other general corporate purposes.

The securities were issued to an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act. of 1933 and pursuant to an exemption from the registration requirements of the Securities Act of 1933 set forth in
Section 506 of Regulation D.

The 209 shares of Series D-2 preferred stock issued are convertible into, and have the voting rights of, approximately 2.3 million shares of common stock of Salon. Following the transaction, William Hambrecht, either solely or in conjunction with entities that he has an ownership interest therein, owns approximately 40.8 million shares of common stock and shares of common stock issuable upon conversion of the shares of preferred stock he holds directly or indirectly. In addition, William Hambrecht, either solely or in conjunction with entities that he has an ownership interest therein, has warrants to purchase approximately 4.9 million shares of common stock.

Following the transaction, Salon's total outstanding common stock, including shares of common stock issuable upon conversion of the shares of preferred stock, all with voting rights, is approximately 195.6 million shares.

The Series D-2 preferred stock is convertible into common stock of Salon at the conversion rate determined by dividing the Series D-2 preferred stock per share price of $1,200 by the Series D-2 conversion price of $0.11. The Series D-2 preferred stock conversion price is subject to downward adjustment in the event of certain subsequent Company stock issuances.

The warrants issued may be exercised at any time until February 2, 2008. In the event of a change in control within the exercise period, Salon will give the warrant holders thirty (30) days advance notice of the effective date of such transaction, and to the extent the warrant has not been exercised in full by the effective date of such transaction, the warrant will terminate. The exercise price of the warrant may be adjusted downward in the event of certain subsequent Company stock issuances. In the event of exercise, the resulting shares of common stock may not be sold, or offered for sale for a one-year period.

The Purchase Agreement and the Certificate of Designation of Preferences and Rights of the Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series D-3 Preferred Stock, Series D-4 Preferred Stock and Series D-5 Preferred Stock, collectively, the "Series D preferred stock" allows for the sale and issuance of an additional 1,251 shares of Series D preferred stock, for which Salon could receive approximately $1.5 million.

The Series D-2 Preferred Stock, warrants, and underlying shares of common stock have not been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from registration requirements.

The foregoing description of the private placement is qualified in its entirety by reference to the Certificate of Designation of Preferences and Rights of the Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series D-3 Preferred Stock, Series D-4 Preferred Stock and Series D-5 Preferred Stock and the Purchase Agreement, copies of which were filed with the Current Report dated June 16, 2004 as Exhibits 3.4.3, and 4.2.82, and Amendment No.1 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated October 6, 2004 as Exhibit 4.2.84 and each of these exhibits is incorporated herein by reference. In addition, the foregoing description of the private placement is qualified in its entirety by reference to Amendment No.2 To Securities Purchase Agreement and the Common Stock Purchase Warrant, copies of which are filed with this current report as Exhibits 4.2.86 and 4.2.87, and each of these exhibits is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
-----------   -----------

  4.2.86 Amendment No.2 To Securities Purchase Agreement dated as of February 2, 2005.

  4.2.87 Form of Common Stock Purchase Warrant dated February 2, 2005 issued by Salon Media Group, Inc.










SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SALON MEDIA GROUP, INC.


Dated:  2/4/05                                     /s/ Elizabeth Hambrecht
                                                   ---------------------------
                                                   Elizabeth Hambrecht,
                                                   President, Chief Financial
                                                   Officer, and Secretary